UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(323) 424-3169

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed to correct the Form 8-K, dated February 23, 2015, and filed on February 24, 2015, which indicated the wrong dates of the reported events and incorrectly reported the total number of outstanding shares of Company common stock. This Form 8-K/A also contains updated information for an event occurring on February 26, 2015.

Item 3.02 Unregistered Sales of Equity Securities

On February 24, 2015, Rich Pharmaceuticals, Inc. (the “Company”) issued 36,643,945 shares of Company common stock to satisfy the conversion of $17,002.79 of a convertible note payable with Toledo Advisors, LLC, and on February 25, 2015 the Company issued 20,447,291 shares of Company common stock to satisfy the conversion of $9,487.54 of the same note payable Toledo Advisors, LLC. The issuances of the shares were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuances of the securities were isolated private transactions by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuances of shares were pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

On February 24, 2015, the Company issued 47,090,000 shares of Company common stock to satisfy the conversion of $22,603.20 of a convertible note payable with JMJ Financial. The issuance of the shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

The total number of outstanding shares of common stock of the Company as of February 25, 2015 after the above described issuances was 1,122,753,911.

On February 26, 2015, the Company issued 105,075,000 shares of Company common stock to satisfy the conversion of $42,030 of a convertible note payable with Vista Capital Investments, LLC. The issuance of the shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

The total number of outstanding shares of common stock of the Company as of February 26, 2015 after the above described issuance is 1,227,828,911.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: February 26, 2015	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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